UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2020

WeTrade Group Inc.
(Exact name of registrant as specified in its charter)

Wyoming

(State or other jurisdiction of incorporation or organization)

____________________________________________

(Primary Standard Industrial Classification Code Number)

______________________________

(I.R.S. Employer Identification Number)

No 1 Gaobei South Coast, Yi An Men 111 Block 37, Chao Yang District, Beijing City,

People Republic of China +8610-85788631.

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Wyoming Registered Agent 1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 14, 2020 the board of directors of WeTrade Group Inc. have closed the offering for 100,000 common shares in the S-1 registration statement filed on August 9, 2019 and effective on November 1, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETRADE GROUP INC.

Date: February 14, 2020	By:	/s/ Dai Zheng
Dai Zheng Director/CEO

By:	/s/ Li Zhou
Li Zhou/Director/COO

By:	/s/ Ken Tat Che
Ken Tat Che/Director/CFO

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